Registration No. 333-193019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
to
FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CollabRx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	44 Montgomery Street, Suite 800	68-0370244
(State or Other Jurisdiction of Incorporation or Organization)	San Francisco, California 94104 (415) 248-5350	(I.R.S. Employer Identification Number)
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Offices)

Thomas R. Mika
President & Chief Executive Officer
CollabRx, Inc.
44 Montgomery Street, Suite 800
San Francisco, California 94104
(415) 248-5350
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy To:
William Davisson, Esq.
Goodwin Procter LLP
135 Commonwealth Drive
Menlo Park, California 94025
Tel:  (650) 752-3114
Fax:  (650) 853-1038

Approximate date of commencement of proposed sale to the public:
From time to time after this registration statement becomes effective

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See definitions of “large accelerated filer“, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐

Non-Accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

EXPLANATORY NOTE

CollabRx, Inc. is filing this pre-effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-3 (File No. 333-193019) (the “Registration Statement”) as an exhibit-only filing to re-file Exhibit 5.1 previously filed with the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement, the exhibit index and the re-filed exhibit. The prospectuses and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	INDEX TO EXHIBITS.

Number	Exhibit
1.1	Sales Agreement, dated December 20, 2013, by and between Registrant and Cantor Fitzgerald & Co.*
2.1
Agreement and Plan of Merger, dated June 29, 2012, by and among Registrant, CLBR Acquisition Corp., CollabRx, Inc. and CommerceOne, as Stockholders’ Representative, filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 5, 2012 and incorporated herein by reference.

3.1	Certificate of Incorporation, as amended, of the Registrant, filed as Exhibit 3.1 to the Quarterly Report on Form 10-Q filed on November 14, 2013 and incorporated herein by reference.
3.2
Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock of the Registrant, filed as Exhibit 3.1 to the Current Report on Form 8-K filed on April 14, 2011 and incorporated herein by reference.

3.3	Restated Bylaws of Registrant, filed as Exhibit 3.2 to the Current Report on Form 8-K filed on November 3, 2006 and incorporated herein by reference.
4.1
Shareholder Rights Agreement, dated as of April 13, 2011, between Registrant and Registrar and Transfer Company, LLC, as Rights Agent, filed as Exhibit 4.1 to the Current Report on Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.2	Form of Certificate for Common Stock filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-1 (SEC File No. 033-84702), filed on October 3, 1994 and incorporated herein by reference.
4.3
Stockholders Agreement, dated July 12, 2012, by and among Registrant and the stockholders identified therein, filed as Exhibit 10.4 to the Current Report on Form 8-K filed on July 18, 2012 and incorporated herein by reference.

5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP. (included in Exhibit 5.1)
23.2	Consent of Burr Pilger Mayer, Inc., Independent Registered Public Accounting Firm.*
24.1	Power of Attorney*

*	Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on this 22nd day of January, 2014.

COLLABRX, INC.

By	/s/ Thomas R. Mika
Thomas R. Mika
President & Chief Executive Officer

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 22nd day of January, 2014.

SIGNATURE	TITLE

/s/ Thomas R. Mika	President & Chief Executive Officer, Acting Chief
Thomas R. Mika	Financial Officer and Chairman of the Board of
Directors
(Principal Financial and Accounting Officer and
Principal Executive Officer)
*
Jeffrey M. Krauss	Director

*
Carl Muscari	Director

*
Gilbert Bellini	Director

*
James Karis	Director

* By:	/s/ Thomas R. Mika
Attorney-in-Fact

INDEX TO EXHIBITS

Number	Exhibit

1.1	Sales Agreement, dated December 20, 2013, by and between Registrant and Cantor Fitzgerald & Co.*
2.1
Agreement and Plan of Merger, dated June 29, 2012, by and among Registrant, CLBR Acquisition Corp., CollabRx, Inc. and CommerceOne, as Stockholders’ Representative, filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 5, 2012 and incorporated herein by reference.

3.1	Certificate of Incorporation, as amended, of the Registrant, filed as Exhibit 3.1 to the Quarterly Report on Form 10-Q filed on November 14, 2013 and incorporated herein by reference.
3.2
Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock of the Registrant, filed as Exhibit 3.1 to the Current Report on Form 8-K filed on April 14, 2011 and incorporated herein by reference.

3.3	Restated Bylaws of Registrant, filed as Exhibit 3.2 to the Current Report on Form 8-K filed on November 3, 2006 and incorporated herein by reference.
4.1
Shareholder Rights Agreement, dated as of April 13, 2011, between Registrant and Registrar and Transfer Company, LLC, as Rights Agent, filed as Exhibit 4.1 to the Current Report on Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.2	Form of Certificate for Common Stock filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-1 (SEC File No. 033-84702), filed on October 3, 1994 and incorporated herein by reference.
4.3
Stockholders Agreement, dated July 12, 2012, by and among Registrant and the stockholders identified therein, filed as Exhibit 10.4 to the Current Report on Form 8-K filed on July 18, 2012 and incorporated herein by reference.

5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP. (included in Exhibit 5.1)
23.2	Consent of Burr Pilger Mayer, Inc., Independent Registered Public Accounting Firm.*
24.1	Power of Attorney*

•	Previously filed.